UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 2, 2016
(Date of earliest event reported: September 7, 2016)

REVLON CONSUMER PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	13-3662953
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One New York Plaza, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-527-4000

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Item 2.01                    Completion of Acquisition or Disposition of Assets.

On September 9, 2016, Revlon Consumer Products Corporation (“RCPC”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that on such date, Revlon, Inc. (the direct parent of RCPC) and RCPC (together with Revlon, Inc. and their subsidiaries, “Revlon”), completed the acquisition (the “Acquisition”) of Elizabeth Arden, Inc. (“Elizabeth Arden”).  Pursuant to the terms of the previously-announced Agreement and Plan of Merger, dated as of June 16, 2016 (the “Merger Agreement”), by and among Revlon, RR Transaction Corp., then a wholly-owned direct subsidiary of RCPC (“Acquisition Sub”), and Elizabeth Arden, Acquisition Sub merged with and into Elizabeth Arden, with Elizabeth Arden continuing as the surviving corporation (the “Merger”).  As a result of the Merger, Elizabeth Arden became a wholly-owned subsidiary of RCPC.

In connection with and substantially concurrently with the closing of the Merger: (i) RCPC, together with Revlon, Inc., entered into a 7-year $1,800.0 million senior secured term loan facility (the “2016 Term Loan Facility” and such agreement being the “2016 Term Loan Credit Agreement”) and a 5-year $400.0 million senior secured asset-based revolving credit facility (the “2016 Revolving Credit Facility” and such agreement being the “2016 Revolving Credit Agreement” and such facility, together with the 2016 Term Loan Facility, the “Senior Facilities”); and (ii) Revlon Escrow Corporation (the “Escrow Issuer”), a wholly-owned subsidiary of RCPC, was merged with and into RCPC, with RCPC as the surviving corporation, and the net proceeds from the previously-announced issuance and sale of the Escrow Issuer’s 6.25% Senior Notes due 2024 (the “6.25% Senior Notes”), which closed on August 4, 2016 (the “6.25% Senior Notes Offering”), were released from escrow (the “Escrow Release”). In connection with entering into the Senior Facilities, RCPC maintained its existing floating-to-fixed interest rate swap based on a notional amount of $400 million under the 2016 Term Loan Facility.

The proceeds of RCPC’s 6.25% Senior Notes Offering and the 2016 Term Loan Facility, together with approximately $35.0 million of borrowings under the 2016 Revolving Credit Facility and approximately $126.7 million of RCPC’s cash on hand, were used to fund the total cash purchase price of $1,034.3 million, which included the repurchase of each share of Elizabeth Arden’s Series A Serial Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), to pay costs and expenses related to the Merger and to repay, refinance or retire: (1) RCPC’s existing 2011 term loan due 2017 and RCPC’s 2013 term loan due 2019, which were governed by the same term loan facility agreement; (2) the full outstanding principal amount of Elizabeth Arden’s 7⅜% senior notes due 2021; (3) all outstanding borrowings under Elizabeth Arden’s revolving credit facility; and (4) all outstanding borrowings under Elizabeth Arden’s second lien credit facility.  RCPC also terminated its existing revolving credit facility due 2018.  No material early termination penalties were incurred by Revlon in connection with repaying, refinancing or retiring the debt facilities described above.

This Current Report on Form 8-K is being filed with the SEC to provide the disclosures required by Item 9.01 of Form 8-K, including the required pro forma financial statements, and amends and supplements the Original Form 8-K.

All required historical financial statements of Elizabeth Arden and related independent auditor’s consent were filed by RCPC on its Registration Statement on Form S-4, on October 20, 2016, which historical financial statements are hereby incorporated by reference in their entirety into this Form 8-K/A and shall be deemed filed with this Form 8-K/A for purposes of the Securities Exchange Act of 1934, as amended.

Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01                    Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired.

The Annual Report on Form 10-K of Elizabeth Arden, Inc. for the fiscal year ended June 30, 2016 is hereby incorporated by reference.

(b)            Pro Forma Financial Information.

Attached hereto and included herein is the following exhibit:

99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2016, the related unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 and the related notes to such unaudited pro forma condensed combined financial statements.

The pro forma condensed combined financial statements are unaudited, are presented for informational purposes only, and are not necessarily indicative of the financial position or results of operations that would have occurred had the Elizabeth Arden Acquisition been completed as of the dates or at the beginning of the periods presented. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future consolidated financial position or operating results of the combined companies.

(c)            Not applicable.

(d)            Exhibits

Exhibit No.	Description
99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2016, the related unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 and the related notes to such unaudited pro forma condensed combined financial statements.

Forward-Looking Statements

Statements and other information included in this Form 8-K/A, which are not historical facts, including statements about Revlon’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by Revlon’s management, may contain forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Revlon’s ongoing obligations under the U.S. federal securities laws, Revlon undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances or events arising after the filing of this Form 8-K/A. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions, including the estimates and assumptions used by Revlon in preparing the pro forma financial information referenced in this Form 8-K/A, that could cause actual results to differ materially from those expected or implied by the pro forma financial information or the estimates and assumptions used in preparing the pro forma financial information. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in Revlon, Inc.’s and RCPC’s filings with the SEC, including, without limitation, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that Revlon, Inc. and RCPC has filed and/or will file with the SEC (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com), as well as the fact that (i) while the Elizabeth Arden Acquisition will be accounted for under the acquisition method of accounting (whereby the assets acquired and liabilities assumed will be measured at their respective fair values with any excess reflected as goodwill), the determination of the fair values of the net assets acquired, including intangible and net tangible assets, is based upon certain valuations that have not been finalized, and while the adjustments to record the assets acquired and liabilities assumed at fair value reflect Revlon’s best estimate, such valuations are subject to change once the detailed analyses are completed, which adjustments may be material; and/or (ii) difficulties or delays in and/or Revlon’s inability to integrate the Elizabeth Arden business which could result in less than expected synergies and/or cost reductions, more than expected costs to achieve the planned synergies and/or cost reductions or delays in achieving the expected synergies and/or cost reductions. Such factors could also cause Revlon’s results to differ materially from any results expected or implied by the pro forma financial information. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Revlon’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: November 2, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2016, the related unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 and the related notes to such unaudited pro forma condensed combined financial statements.